Schedule of deposits prepaid expenses and other current assets (Details) $ in Thousands, $ in Thousands	Dec. 31, 2025 USD ($)	Dec. 31, 2025 SGD ($)	Dec. 31, 2024 SGD ($)
Deposits Prepayments And Other Current Assets
Deposits	$ 14,956	$ 19,232	$ 214
Prepayments	75	97	2,161
Other receivables	8,662	11,138	143
Provision for expired credits	144	185	140
Total deposits, prepaid expenses and other current assets	$ 23,837	$ 30,652	$ 2,658